                                                                    EXHIBIT 10.3

                                                                EXHIBIT D TO THE
                                                             CREDIT AGREEMENT AS
                                                             SEPARATELY EXECUTED

                               SECURITY AGREEMENT

                             Dated February 4, 1998

                                      from

                THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF,

                                   as Grantors

                                       to

                      NATIONSCREDIT COMMERCIAL CORPORATION,

                               as Collateral Agent
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                                TABLE OF CONTENTS

Section                                                                  Page
-------                                                                  ----

 1.  Grant of Security....................................................  2

 2.  Security for Obligations.............................................  5

 3.  Grantors Remain Liable...............................................  5

 4.  Delivery and Control of Security Collateral,
      Account Collateral, Agreement Collateral and
      Receivables.........................................................  5

 5.  Maintaining the Cash Collateral Account and the
      L/C Cash Collateral Account.........................................  6

 6.  Investing of Amounts in the Cash Collateral Account,
      the L/C Cash Collateral Account, the
      Company Account and the Escrow Account..............................  7

 7.  Establishment and Maintenance of the Pledged Accounts................  7

 8.  Release of Amounts...................................................  7

 9.  Representations and Warranties.......................................  8

10.  Further Assurances................................................... 10

11.  As to Equipment and Inventory........................................ 11

12.  Insurance............................................................ 11

13.  As to Receivables and Related Contracts.............................. 12

14.  Voting Rights; Dividends; Etc........................................ 13

15.  As to the Assigned Agreements........................................ 14

16.  Transfers and Other Liens; Additional Shares......................... 14

17.  Collateral Agent Appointed Attorney-in-Fact.......................... 15

18.  Collateral Agent May Perform......................................... 15

19.  The Collateral Agent's Duties, Etc................................... 15

20.  Remedies............................................................. 16

21.  Registration Rights.................................................. 17

22.  Indemnity and Expenses............................................... 18

23.  Amendments; Waivers; Etc............................................. 18

24.  Addresses for Notices................................................ 18

25.  Continuing Security Interest; Assignments............................ 19

26.  Release and Termination.............................................. 19

27.  Security Interest Absolute........................................... 19

28.  Execution in Counterparts............................................ 20

29.  The Mortgages........................................................ 20

30.  Governing Law........................................................ 20

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                                       ii


Schedules

     Schedule I   -     Initial Pledged Shares, Initial Pledged Debt and
                        Pledged Security Entitlements

     Schedule II  -     Assigned Agreements

     Schedule III -     Locations of Equipment and Inventory

     Schedule IV  -     Trade Names

     Schedule V   -     Pledged Accounts

Exhibits

     Exhibit A    -     Form of Pledged Account Letter

     Exhibit B    -     Form of Consent and Agreement

     Exhibit C    -     Form of Security Agreement Supplement

                                                                    Exhibit 10.3
                              SECURITY AGREEMENT

            SECURITY AGREEMENT dated February 4, 1998 made by the Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23(b)) (such Persons so listed and the Additional Grantors being, collectively, the "Grantors") to NationsCredit Commercial Corporation ("NationsCredit"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

            PRELIMINARY STATEMENTS.

            (1) APC Holding, Inc., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement dated as of February 4, 1998 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with certain Lender Parties party thereto, the Collateral Agent and NationsBridge, L.L.C. ("NationsBridge"), as administrative agent. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

            (2) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements, if any, with the Borrower from time to time that each Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

            (3) Each Grantor is the owner (a) of the shares of stock set forth opposite such Grantor's name in Part I of Schedule I hereto and issued by the corporations indicated therein and (b) of the indebtedness set forth opposite such Grantor's name in Part II of Schedule I hereto and issued by the obligors indicated therein and (c) of the security entitlements (the "Pledged Security Entitlements") described in Part III of Schedule I hereto and with respect to the financial assets described, and the securities intermediary named, and the securities account referred to, therein.

            (4) The Borrower has opened a cash collateral account (the "Cash Collateral Account") with NationsBank at its office at 100 North Tryon Street, Charlotte, NC 28255, Attention: Corporate Credit Services, Account No. 375-100-8840, in the name of the Borrower but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

            (5) The Borrower has opened a cash collateral account (the "L/C Cash Collateral Account") with NationsBank at its office at 100 North Tryon Street, Charlotte, NC 28255, Attention: Corporate Credit Services, Account No. 375-100-8853, in the name of the Borrower but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

            (6) The Borrower has opened a deposit account (the "Company Account") with NationsBank at its office at 100 North Tryon Street, Charlotte, NC 28255, Attention: Corporate Credit Services, Account No. 375-100-8866, in the name of the Borrower but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement and the Capital Contribution Agreement.

            (7) The Borrower has opened a deposit account (the "Escrow Account") with NationsBank at its office at 100 North Tryon Street, Charlotte, NC 28255,
Attention: Corporate Credit Services, Account No. 375-100-8879, in the name of the Borrower but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement and the Escrow Agreement.
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                                        2


            (8) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

            (9) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements, if any, with the Borrower from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

            SECTION 1. Grant of Security. Each Grantor hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located and whether now or hereafter existing (the "Collateral"):

            (a) All of the following (the "Security Collateral"):

                  (i) the shares of stock set forth opposite such Grantor's name in Part I of Schedule I hereto and issued by the corporations indicated therein (collectively referred to herein as the "Initial Pledged Shares", and together with the shares referred to in clause
            (v) below, the "Pledged Shares"), together with the certificates, if any, representing such Initial Pledged Shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares; provided, however, that, in respect of shares of stock entitled to vote in any foreign Subsidiary, such assignment, grant or pledge, shall be limited to and include only an assignment grant or pledge of such number of shares in such foreign Subsidiary as, in the aggregate, possesses voting power equal to 66% of the votes entitled to be cast by all holders of common stock of such foreign Subsidiary at any shareholders' meeting thereof;

                  (ii) the indebtedness (whether or not evidenced by
            instruments) set forth opposite such Grantor's name in Part II of
            Schedule I hereto and issued by the obligors indicated therein (collectively referred to herein as the "Initial Pledged Debt", and together with the indebtedness referred to in clause (vi) below, the "Pledged Debt") and the instruments (if any) evidencing such Initial Pledged Debt, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Debt;

                  (iii) the Pledged Security Entitlements and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements; and

                  (iv) all additional shares of stock of any issuer of any
            Initial Pledged Shares or of any other Loan Party or any Subsidiary of any Loan Party or of any other Person from time to time acquired by such Grantor in any manner, together with the certificates, if any, representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, however, that, in respect of shares of stock entitled to vote in any foreign Subsidiary, such assignment, grant or pledge, shall be limited to and include only an assignment grant or pledge of such number of shares in such foreign Subsidiary as, in the aggregate, possesses voting power equal to 66% of the votes entitled to be cast by all holders of common stock of such foreign Subsidiary at any shareholders' meeting thereof;

                  (v) all additional indebtedness from time to time owed to such
            Grantor by any obligor of the Initial Pledged Debt (whether or not evidenced by instruments) and all additional indebtedness owed to such Grantor by any other obligor, the instruments evidencing such indebtedness (if any), all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                  (vi) All other investment property (including, without
            limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, as defined in Section 8-102(a)(17) of the N.Y. Uniform Commercial Code or, in the case of any U.S. Treasury book-entry securities, as defined in 31 C.F.R.
            Section 357.2, or, in the case of any U.S. federal agency book-entry securities, as defined in the corresponding U.S. federal regulations governing such book-entry securities, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has or acquires from time to time any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

            (b) All of the following (collectively, the "Account Collateral"):

                  (i) the Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;

                  (ii) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

                  (iii) the Company Account, all funds held therein and all
            certificates and instruments, if any, from time to time representing or evidencing the Company Account;

                  (iv) the Escrow Account, all funds held therein and all
            certificates and instruments, if any, from time to time representing or evidencing the Escrow Account;

                  (v) all Pledged Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

                  (vi) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                  (vii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                  (viii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed, or required to be delivered to or otherwise possessed, by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered to or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (ix) all interest, dividends, cash, instruments and other
            property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

            (c) All of such Grantor's right, title and interest in and to all equipment in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all (i) furniture, furnishings, trade fixtures, machinery and appliances, (ii) production, manufacturing, distribution, selling, data processing, computer and office equipment and
      (iii) trucks and other vehicles), fixtures and all parts thereof and all accessions and additions thereto, parts and appurtenances thereof, substitutions therefor and replacements thereof (any and all such equipment, fixtures, accessions, additions, parts, appurtenances, substitutions and replacements being the "Equipment");

            (d) All of such Grantor's right, title and interest in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production or preparation thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

            (e) All of such Grantor's right, title and interest in and to all accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles and all other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance (including, without limitation, any rights with respect to workers' compensation or other deposits made by such Grantor and any rights to receive tax refunds or other refunds, reimbursements and payments from any federal, state or local government or any political subdivision, agency or instrumentality thereof), and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (a), (b), (f) or (g) of this Section 1, being the "Receivables", and any and all such leases, security agreements and other contracts, to the extent not referred to in clause (f) of this
      Section 1, being the "Related Contracts");

            (f) All of such Grantor's right, title and interest in and to each of the agreements, if any, listed on Schedule II hereto, and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements,
      (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements,
      (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

            (g) All general intangibles of such Grantor (other than general intangibles for money due or to become due to the extent covered by
      Section 1(e) above), including, but not limited to, (i) all partnership, corporate and other interests in and to any Person (other than any Security Collateral) and (ii) all governmental permits, licenses (and any subsequent renewals thereof), franchises, registrations, authorizations and approvals; and

            (h) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1 and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (ii) cash.

            SECTION 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations secured hereby being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations of such Grantor and that would be owed by any Loan Party to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

            SECTION 3. Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 4. Delivery and Control of Security Collateral, Account Collateral, Agreement Collateral and Receivables. (a) All certificates or instruments representing or evidencing any Security Collateral, Account Collateral, Agreement Collateral or Receivables (and, to the extent requested by the Collateral Agent, any other Collateral) shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, at any time in its discretion and without notice to such Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in Section 14(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.
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                                        6


            (b) With respect to any Security Collateral that constitutes a security and is not represented or evidenced by a certificate or an instrument, each Grantor shall cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

            (c) With respect to any Security Collateral that constitutes a security entitlement, such Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

            (d) With respect to any Security Collateral that constitutes a commodity contract, each Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Collateral Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

            (e) With respect to any Security Collateral that constitutes a securities account or a commodity account, each Grantor will, in the case of a securities account, comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account and, in the case of a commodity account, comply with subsection (d) of this Section 4 with respect to all commodity contracts carried in such commodity account.

            SECTION 5. Maintaining the Cash Collateral Account and the L/C Cash Collateral Account. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Bank Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit Agreement:

            (a) The Borrower will maintain the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account and the Escrow Account with NationsCredit.

            (b) It shall be a term and condition of each of the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account and the Escrow Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account or the Escrow Account, as the case may be, and except as otherwise provided by the provisions of Section 8 and Section 20, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account or the Escrow Account, as the case may be.

The Cash Collateral Account, the L/C Cash Collateral Account, the Company Account and the Escrow Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

            SECTION 6. Investing of Amounts in the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account and the Escrow Account. If requested by the Borrower, the Collateral Agent will, subject to the provisions of Sections 8 and 20, from time to time (a) invest amounts on deposit in the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account and the Escrow Account in such Cash Equivalents in the name of the Collateral Agent or as to which all action required by Section 10 shall have been taken as the Borrower may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Collateral Agent or as to which all actions required by Section 10 shall have been taken as the Borrower may select and the Collateral Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account or the Escrow Account, as the case may be.

            SECTION 7. Establishment and Maintenance of the Pledged Accounts. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding, any Bank Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit Agreement, within 30 days after the Closing Date (or such later date as the Collateral Agent and the Borrower shall agree):

            (a) Each Grantor shall maintain pledged deposit accounts ("Pledged Accounts") only with banks ("Pledged Account Banks") that have entered into letter agreements with such Grantor and the Collateral Agent, which letter agreements shall be in substantially the form of Exhibit A hereto or otherwise in form and substance satisfactory to such Grantor and the Collateral Agent ("Pledged Account Letters").

            (b) Each Grantor (i) shall immediately instruct each Person obligated at any time to make any payment to such Grantor (an "Obligor") to make such payment to a Pledged Account or to the Cash Collateral Account and (ii) shall pay to the Collateral Agent for deposit in the Cash Collateral Account, at the end of each Business Day, all proceeds of Collateral and all other cash of the Loan Parties in excess of $250,000 in the aggregate.

            (c) Each Grantor shall instruct each Pledged Account Bank with which it maintains a Pledged Account to transfer to the Cash Collateral Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of the Pledged Account in such Pledged Account Bank.

            (d) Upon any termination of any Pledged Account Letter or other agreement with respect to the maintenance of a Pledged Account by any Grantor or any Pledged Account Bank, the applicable Grantor shall immediately notify all Obligors that were making payments to such Pledged Account to make all future payments to another Pledged Account with respect to which a Pledged Account Letter is then in effect or to the Cash Collateral Account. Each Grantor agrees to terminate any or all Pledged Accounts and Pledged Account Letters upon request by the Collateral Agent.

            SECTION 8. Release of Amounts. (a) So long as no Default under
Section 6.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, the Collateral Agent will pay and release to the Borrower or at its order or, at the request of the Borrower, apply to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be, provided, however, that with respect to amounts deposited in the L/C Cash Collateral Account pursuant to Section 2.06(b)(iv) of the Credit Agreement, such amounts shall be released only to the extent permitted by the terms of such Section.
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                                      8


            (b) The Collateral Agent may pay, release and withdraw amounts on deposit in, and make deposits to, the Company Account as required or permitted by, and in accordance with, the Capital Contribution Agreement, provided that, if a Default under Section 6.01(a) or (f) of the Credit Agreement or an Event of Default shall have occurred and be continuing, the Collateral Agent may only pay, release or withdraw amounts on deposit in the Company Account if such amounts are deposited directly and immediately into the Escrow Account.

            (c) So long as no Default under Section 6.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing, the Collateral Agent may pay, release and withdraw amounts on deposit in, and make deposits to, the Escrow Account as required or permitted by, and in accordance with, the Escrow Agreement.

            SECTION 9. Representations and Warranties. Each Grantor represents and warrants as follows:

            (a) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the liens and security interests created under this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral (including, without limitation, accounts and general intangibles relating to the Collateral) or listing such Grantor or any of its Subsidiaries or any trade name of such Grantor or any of its Subsidiaries as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents.

            (b) The Pledged Shares owned by such Grantor have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt held by such Grantor has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

            (c) The Initial Pledged Shares owned by such Grantor constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof as of the Closing Date.

            (d) All of the investment property owned by such Grantor on the date hereof is listed on Schedule I hereto. Such Grantor does not maintain any securities accounts, maintain any commodity accounts, nor does it own or is it otherwise a party to, any commodity contract.

            (e) All of the Equipment and Inventory of such Grantor are located at the places specified in Schedule III hereto. The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all Related Contracts and all chattel paper, if any, that evidence Receivables (other than those delivered to the Collateral Agent), are located at the address set forth on the signature pages hereto beneath such Grantor's name. Such Grantor has delivered to the Collateral Agent the originals of all agreements, certificates or instruments representing or evidencing any Collateral and all security therefor and guaranties thereof, in each case to the extent that the delivery thereof to the Collateral Agent is required under Section 4 above. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that is required to be delivered to the Collateral Agent hereunder and has not been so delivered.

            (f) Such Grantor has exclusive possession and control of the Equipment and Inventory of such Grantor.

            (g) The Assigned Agreements to which such Grantor is a party, true and complete copies of which have been furnished to each Lender Party, have been duly authorized, executed and delivered by all parties thereto, have not been amended or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement to which such Grantor is a party by such Grantor or, to the best of such Grantor's knowledge, any other party thereto. Each party to any Assigned Agreement (other than any Assigned Agreement which does not prohibit the assignment thereof) to which such Grantor is a party (other than such Grantor) has executed and delivered to such Grantor a consent, in substantially the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Collateral Agent, to the assignment of the Agreement Collateral to the Collateral Agent for the benefit of the Secured Parties pursuant to this Security Agreement.

            (h) Such Grantor has no Pledged Accounts or other deposit accounts other than, in the case of the Borrower, the Cash Collateral Account and the Escrow Account, in the case of the Parent, the Company Account, and, in each case, the Pledged Accounts of such Grantor listed on Schedule V hereto. Each Grantor has instructed all existing Obligors to make all payments to a Pledged Account or the Cash Collateral Account.

            (i) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations of such Grantor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

            (j) Such Grantor has no trade names except as set forth on Schedule IV hereto; such trade names were adopted in good faith; and, to the best of such Grantor's knowledge, there exist no adverse claims against such trade names as of the Closing Date.

            (k) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect, is required (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the pledge by such Grantor of any Security Collateral hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code and the filing of the Intellectual Property Security Agreement in the United States Patent and Trademark Office and in the United States Copyright Office, which financing statements and Intellectual Property Security Agreement will have been duly filed within the time period specified therefor in Section 5.01(o) of the Credit Agreement or (iii) by or on behalf of any Loan Party for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or in the case of foreign Subsidiaries, requirements imposed by local laws in connection with foreclosures and transfers of securities in connection therewith.

            (l) The Inventory that has been produced by such Grantor or any of its Subsidiaries has been produced by such Grantor or such Subsidiaries in compliance with all requirements of the Fair Labor Standards Act.

            (m) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

            (n) Such Grantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and such Grantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

            SECTION 10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, and use its best efforts to cause to be executed and delivered, all further instruments and documents (including, without limitation, any consents, waivers or other action by any Subsidiary of such Grantor or any holder of common stock in, or director or officer of, such Subsidiary) and take all further action (including amending the constitutive documents of such Grantor or any Subsidiary of such Grantor), that the Collateral Agent believes may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) upon the request of the Collateral Agent, mark conspicuously each document included in the Inventory of such Grantor and each chattel paper, Related Contract and Assigned Agreement of such Grantor included in the Collateral, and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or other Collateral is subject to the security interest granted hereby, (ii) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent for the benefit of the Secured Parties hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent,
(iii) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties hereunder certificates representing the Pledged Shares accompanied by undated stock powers executed in blank and evidence that all other action that the Collateral Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under this Agreement has been taken and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the pledge, assignment and security interests granted or purported to be granted hereunder.

            (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            (d) The Borrower will furnish to the Collateral Agent, at any time within six months prior to the fifth anniversary of the Closing Date, an opinion of counsel acceptable to the Required Lenders to the effect that all financing or continuation statements have been filed, and all other action has been taken, to perfect and validate continuously from the date hereof the pledge, assignment and security interests granted hereunder (excluding, in the case of perfection, any Collateral in which a security interest may not be perfected by the filing of a financing statement under the Uniform Commercial Code of any jurisdiction).

            SECTION 11. As to Equipment and Inventory. Each Grantor shall:

            (a) Keep the Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(e) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in jurisdictions where all action required by Section 10 shall have been taken with respect to such Equipment and Inventory.

            (b) Cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual and shall forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Borrower shall promptly furnish to the Collateral Agent a statement respecting any loss or damage to any Equipment which involves loss or damage exceeding $250,000 in the aggregate during any Fiscal Year for all of the Grantors, taken as a whole.

            (c) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory; provided, however, that no Grantor shall be required to pay or discharge any such tax, assessment charge or levy that is being contested in good faith by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors. In producing Inventory, such Grantor will comply with all requirements of the Fair Labor Standards Act.

            SECTION 12. Insurance. (a) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent from time to time. Each policy for liability insurance and the life insurance policies required to be entered into pursuant to Section 3.01(n)(xvi) of the Credit Agreement shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $250,000 per occurrence) to be paid directly to the Collateral Agent. Each such policy shall in addition
(i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Collateral Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

            (b) In case of any loss involving damage to Equipment or Inventory of any Grantor, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required or permitted hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

            (c) So long as no Event of Default shall have occurred and shall be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment shall be released by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Collateral Agent shall not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount in the Cash Collateral Account as additional security for the Secured Obligations of such Grantor (except that any such amount shall be released by the Collateral Agent to such Grantor if no Event of Default has occurred and is then continuing). If an Event of Default has occurred and is continuing, the Collateral Agent may elect, in its sole and absolute discretion, to release any such insurance payments for the purposes set forth in the first sentence of this subparagraph (c), or to hold such insurance payments as additional Collateral hereunder or apply the same as specified in the Credit Agreement.

            SECTION 13. As to Receivables and Related Contracts. (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral of such Grantor, and the originals of all Assigned Agreements, Related Contracts and all chattel paper that evidences or constitutes Receivables (to the extent not required to be delivered to the Collateral Agent hereunder), at the location therefor specified in Section 9(e) or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 10 shall have been taken with respect to the Collateral. Each Grantor will hold and preserve such records, Assigned Agreements, Related Contracts and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents.

            (b) Except as otherwise provided in this subsection (b), such Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, shall take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right upon the occurrence and during the continuance of a Default and upon written notice to the Borrower of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables or the Related Contracts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Cash Collateral Account and applied as provided by Section 20(b), and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable or Related Contract, release wholly or partly any Obligor thereon, or allow any credit or discount thereon. Anything contained herein to the contrary notwithstanding, such Grantor shall not permit or agree to subordination of its rights to payment under any of the Receivables to any other indebtedness or obligations of the Obligor thereof.

            SECTION 14. Voting Rights; Dividends; Etc. (a) So long as no Default under Section 6.01(a) or (f) of the Credit Agreement or Event of Default shall have occurred and be continuing:

            (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that no Grantor shall exercise or refrain from exercising any such right if, in the Collateral Agent's reasonable judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

            (ii) Each Grantor shall be entitled to receive and retain, and use and commingle with its own funds free and clear of the Liens imposed under this Agreement, any and all dividends, interest paid and other distributions in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

                  (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus,

                  (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral, and

                  (D) cash dividends paid or payable in violation of the terms of the Credit Agreement,

      shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b) Upon the occurrence and during the continuance of any Default under Section 6.01(a) or (f) of the Credit Agreement or Event of Default:

            (i) All rights of each Grantor (A) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease, and (B) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

            (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            SECTION 15. As to the Assigned Agreements. (a) Each Grantor shall at its expense:

            (i) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements in accordance with the terms thereof, in each case to the extent required under the Credit Agreement, and take all such action to such end as may be requested from time to time by the Collateral Agent to the extent required under the Credit Agreement; and

            (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request, and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder to the extent required under the Credit Agreement or, in the case of any Bank Hedge Agreement to which such Grantor is a party, only so long as an Event of Default shall have occurred and be continuing.

            (b) Each Grantor agrees that it shall not cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof, amend or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder, waive any default under or breach of any such Assigned Agreement, or take any other action in connection with any such Assigned Agreement, in each case that would impair in any material respect the value of the interest or rights of such Grantor thereunder or that would impair in any material respect the interests or rights of any Secured Party.

            (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for the ratable benefit of the Lender Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

            SECTION 16. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Grantor (other than sales, assignments, options and other dispositions permitted under the terms of the Credit Agreement) or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor, except for the Liens created under the Collateral Documents or permitted by the Credit Agreement.

            (b) Each Grantor agrees that it shall (i) cause each issuer of the Pledged Shares owned by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) subject to the provisos in Sections 1(a)(i) and 1(a)(v), pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of any Pledged Shares.

            SECTION 17. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 12,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) or (b) above, and

            (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

            SECTION 18. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22.

            SECTION 19. The Collateral Agent's Duties, Etc. The powers conferred on the Collateral Agent hereunder are solely to protect its and the other Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody and reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent reasonably deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (1) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent for the ratable benefit of the Lender Parties, as security for the Secured Obligations of such Grantor, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (3) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

            SECTION 20. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code, whether or not the Code applies to the affected Collateral, and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent which is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 22) in whole or in part by the Collateral Agent in accordance with clause (e) below or as otherwise permitted or required by the Credit Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

            (d) The Collateral Agent may, without notice to the Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Cash Collateral Account, the L/C Cash Collateral Account, the Company Account and the Escrow Account or any part thereof, in accordance with clause (e) below.

            (e) Any cash or cash proceeds referred to in Section 20(b), any charge, set-off or other application referred to in Section 20(d) and any other Collateral or proceeds thereof to be applied by the Collateral Agent to the Secured Obligations shall be applied on the following order of priority:

                  (i) first, to payment of any amounts payable to the Collateral
            Agent pursuant to Section 22,

                  (ii) second, ratably to (A) the Term A Facility and to the installments thereof in inverse order of maturity and (B) the Revolving Credit Facility as set forth in Section 2.06(b)(v) of the Credit Agreement,

                  (iii) third, to the Term B Facility and to the installments thereof in inverse order of maturity, and

                  (iv) fourth, ratably to all other Secured Obligations.

            SECTION 21. Registration Rights. So long as the High Yield Date shall not have occurred, if the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 20, such Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Collateral Agent;

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

            (d) provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

            (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 20, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to the Security Collateral.

            SECTION 22. Indemnity and Expenses. (a) Each Grantor agrees to defend, protect, indemnify and hold harmless each Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

            (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            SECTION 23. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the annexes attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV and V hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

            SECTION 24. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and, if to any Grantor, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it at the address listed for such Grantor on the signature pages hereof, and if to the Collateral Agent, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it at the address of the Collateral Agent specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 24. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, respectively, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Supplement or Schedule hereto shall be effective as delivery of a manually executed counterpart thereof.

            SECTION 25. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of the cash payment in full of the Secured Obligations, the Termination Date and the termination or expiration of all Bank Hedge Agreements, if any, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. No Grantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

            SECTION 26. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at any Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certification by the Borrower to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.06(b) of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Collateral Agent at the closing.

            (b) Upon the latest of the cash payment in full of the Secured Obligations, the Termination Date and the termination or expiration of all Letters of Credit and all Bank Hedge Agreements, if any, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Collateral Agent will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

            SECTION 27. Security Interest Absolute. The Obligations of each Grantor hereunder are independent of the Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought or prosecuted against each Grantor whether action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and security interests hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of, and each Grantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the circumstances described in the Guaranties or any other circumstance that might constitute a discharge available to, or a discharge of, the Borrower or any Guarantor.

            This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

            SECTION 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 29. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

            SECTION 30. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   APC HOLDING, INC.


                                   By /s/ Ariel Gratch
                                      _______________________________
                                      Title:

                                   Address of Chief Executive Office:

                                          950 Third Avenue
                                          New York, New York 10022

                                   Attention: Ariel Gratch
                                              _______________________


                                   AFA HOLDINGS CO.


                                   By  /s/ Ariel Gratch
                                       _______________________________
                                       Title:

                                   Address of Chief Executive Office:

                                          950 Third Avenue
                                          New York, New York 10022

                                   Attention: Ariel Gratch
                                              ________________________


                                   AFA PRODUCTS, INC.


                                   By  /s/ Ariel Gratch
                                       _______________________________
                                       Title:

                                   Address of Chief Executive Office:

                                          135 Pine Street
                                          Forest City, North Carolina 28043

                                   Attention: Ariel Gratch
                                              ________________________

                                   CONTINENTAL ACQUISITION CORP.

                                   By  /s/ Ariel Gratch
                                       _______________________________
                                       Title:

                                   Address of Chief Executive Office:

                                          950 Third Avenue
                                          New York, New York 10022

                                   Attention: Ariel Gratch

                                   SCHEDULE I

       INITIAL PLEDGED SHARES, PLEDGED DEBT AND OTHER INVESTMENT PROPERTY

                         Part I - Initial Pledged Shares

====================================================================================================
                                                                                        Percentage
                                                                                            of
                                                      Stock Certificate      Number    Outstanding
Stock Issuer          Class of Stock   Par Value            No(s)          of Shares      Shares
                      --------------   ---------           -------         ---------     -------
====================================================================================================

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

====================================================================================================

                         Part II - Initial Pledged Debt

=============================================================================================
                                                                                  Original
                                                                                  Principal
 Debt Issuer    Description of Debt    Debt Certificate No(s).  Final Maturity     Amount
 -----------    -------------------    -----------------------  --------------     ------
=============================================================================================

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

=============================================================================================

                      Part III - Other Investment Property

==============================================================================================
                                                                             Securities
      Issuer of          Description of      Securities Intermediary          Account
   Financial Asset       Financial Asset       (name and address)       (number and location)
==============================================================================================

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

                                   SCHEDULE II

                               ASSIGNED AGREEMENTS

      1. Asset Purchase Agreement dated as of January 14, 1998, between Continental Acquisition Corp., as purchaser, and Contico International, Inc., as seller.

      2. Capital Contribution Agreement dated as of February 4, 1998, by and among the Parent, the Borrower, the Investors named therein, NationsBridge and the Collateral Agent.

      3. Capital Escrow Agreement dated as of February 4, 1998 among the Borrower, the Parent, NMS and NationsCredit.

                                  SCHEDULE III

                      LOCATIONS OF EQUIPMENT AND INVENTORY

                                   SCHEDULE IV

                                   TRADE NAMES

                                   SCHEDULE V

                                PLEDGED ACCOUNTS

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT
                                                  FORM OF PLEDGED ACCOUNT LETTER

            _______________, ____

[Name and address
of Pledged Account Bank]

                              [Name of the Grantor]

Ladies and Gentlemen:

            Reference is made to [lockbox no. __________ into which certain monies, instruments and other properties are deposited from time to time and] deposit account no. __________ (collectively, the "Pledged Account") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Agreement dated February 4, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), the Grantor has granted to NationsCredit Commercial Corporation ("NationsCredit"), as collateral agent (together with any successor collateral agent, the "Collateral Agent") for the Secured Parties referred to in the Credit Agreement dated as of February 4, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") with APC Holding, Inc., as Borrower, certain Lender Parties party thereto, the Collateral Agent and NationsBridge, L.L.C., as administrative agent, a security interest in certain property of the Grantor, including, among other things, the following (the "Account Collateral"): the Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.

            By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Agreement and confirm to the Collateral Agent that the description of the Pledged Account set forth on
Schedule V of the Security Agreement is correct and that you have received no notice of any other pledge or assignment of the Pledged Account. Further, you hereby agree with the Collateral Agent that:

            (a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Collateral Agent, will be entitled "NationsCredit Commercial Corporation, as Collateral Agent, Re:
      [name of the Grantor]" and will be subject to written instructions only from an officer of the Collateral Agent.

            (b) You will collect mail from the Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

            (c) You will follow your usual operating procedures for the handling of any remittance received in the Pledged Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

            (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Pledged Account.

            (e) You will maintain a record of all checks and other remittance items received in the Pledged Account and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Collateral Agent a monthly statement of the Pledged Account, to be transmitted to the Collateral Agent at: 1 Canterbury Green, P.O. Box 12013, Stamford, CT 06912-0013, Attention: Alan Pagnotta.

            (f) You will transfer, in same day funds, on each of your business days, all amounts collected from the Pledged Account on such day to the following account (the "Cash Collateral Account"):

                  [Name of the Grantor]
                  APC Holding, Inc.
                  Account No. 375-100-8840
                  100 North Tryon Street
                  Charlotte, NC  28255
                  Attention:  Corporate Credit Services

      Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

            (g) All transfers referred to in paragraph (f) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Agent for any reason any such payment once made.

            (h) All service charges and fees with respect to the Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the Pledged Account.

            (i) The Collateral Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Account in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Collateral Agent, the Lender Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Grantor and the Collateral Agent. Upon such termination you shall close the Pledged Account and transfer all funds in the Pledged Account to the Cash Collateral Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Collateral Account all funds and other property received in respect of the Pledged Account.

            This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                             Very truly yours,

                                             [NAME OF GRANTOR]


                                             By ______________________________
                                             Title:

                                             NATIONSCREDIT COMMERCIAL
                                             CORPORATION,  as Collateral Agent


                                             By ______________________________
                                             Title:

Acknowledged and agreed to as of
the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]


By ______________________________
   Title:

                                             EXHIBIT B TO THE SECURITY AGREEMENT
                                                   FORM OF CONSENT AND AGREEMENT

            The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated February 4, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement", the terms defined therein being used herein as therein defined) from APC Holding, Inc. (the "Borrower") and certain other parties thereto (together with the Borrower, the "Grantors") to NationsCredit Commercial Corporation, as collateral agent (the "Collateral Agent") for the Secured Parties referred to therein, and hereby agrees with the Collateral Agent that:

            (a) Upon written notice from the Collateral Agent, the undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, 19__ (the "Assigned
      Agreement") between the undersigned and _____________ directly to the Cash Collateral Account or otherwise in accordance with the instructions of the Collateral Agent.

            (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

            (c) The Collateral Agent shall be entitled to exercise any and all rights and remedies of the Borrower under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (d) The undersigned will not, without the prior written consent of the Collateral Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Agreement.

            Each of the undersigned acknowledges and agrees that its obligations under this Consent and Agreement and the Assigned Agreement or the Assigned Agreements to which it is a party shall not be affected by any impossibility, illegality, impracticability, frustration of purpose, force majeure, act of government, the bankruptcy or insolvency of the Borrower, the Parent or any other Loan Party, the failure or refusal of the undersigned to perform its obligations hereunder, any dispute, set-off, counterclaim or any other defense or right which the undersigned has or may have that might have the effect of releasing the undersigned from such obligations (other than performance of such obligations).

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _______________, ____               [NAME OF OBLIGOR]


                                            By ________________________________
                                                Title:

                                             EXHIBIT C TO THE SECURITY AGREEMENT
                                           FORM OF SECURITY AGREEMENT SUPPLEMENT

NationsCredit Commercial Corporation,
  as Collateral Agent
  under the Credit Agreement
  referred to below
1 Canterbury Green
P.O. Box 12013
Stamford, CT  06912-0013
                                          [Date]

Attention: ____________________

                    Security Agreement dated February 4, 1998
                made by APC Holding, Inc. and the other Grantors parties thereto to NationsCredit Commercial Corporation, as Collateral Agent

Ladies and Gentlemen:

            Reference is made to the above-captioned Security Agreement (such Security Agreement, as in effect on the date hereof and as it may hereafter be amended, modified or otherwise supplemented from time to time, being the "Security Agreement"). The terms defined in the Security Agreement (or in the Credit Agreement referred to therein) and not otherwise defined herein are used herein as therein defined.

            The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to "Grantor" shall also mean and be a reference to the undersigned.

            The undersigned hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties as security for the Secured Obligations a lien on and security interest in, all of the right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to the Collateral owned by the undersigned, including, but not limited to, the property listed on Annex I hereto. Schedules I, II, III, IV and V to the Security Agreement are hereby supplemented by Annexes I, II, III, IV and V hereto, respectively. The undersigned hereby certifies that such Annexes have been prepared by the undersigned in substantially the form of Schedules I, II, III, IV and V to the Security Agreement and are accurate and complete as of the date hereof.

            The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached Annexes) to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each other Grantor.

      This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Very truly yours,

                                    [NAME OF ADDITIONAL
                                      GRANTOR]


                                    By _____________________________
                                      Title:

                                      Address of Chief Executive
                                      Office and for Notices:
                                      [Address]